CONFIDENTIAL TREATMENT REQUESTED

BY RUBICON TECHNOLOGY, INC.

Exhibit 10.18

2008 Sapphire Material Supply Agreement *

This 2008 SAPPHIRE MATERIAL SUPPLY AGREEMENT (this “Agreement”), dated as of May 19, 2007, is made and entered into by and between Crystalwise Technology, Inc. (“CWT”), and Rubicon Technology, Inc. (“Rubicon”).

Terms and Conditions

1.	Rubicon shall supply and CWT shall purchase two-inch equivalent (“TIE”) sapphire cores and wafers, as provided in this Agreement. Rubicon shall supply and CWT shall purchase TIE sapphire cores and wafers in the amounts and at the times provided below:

Q1 08:
Jan Feb Mar	105k TIE units per month 105k TIE units per month 105k TIE units per month	Mix: [***] Mix: [***] Mix: [***]

Q2 08:
Apr May Jun	115k TIE units per month 115k TIE units per months 115k TIE units per month	Mix: [***] Mix: [***] Mix: [***]

Q3 08:
Jul Aug Sep	125k TIE units per month 125k TIE units per month 125k TIE units per month	Mix: [***] Mix: [***] Mix: [***]

Q4 08:
Oct Nov Dec	125k TIE units per month 125k TIE units per month 125k TIE units per month	Mix: [***] Mix: [***] Mix: [***]

The total volume to be delivered by Rubicon and purchased by CWT in 2008 is 1,410,000 TIE units. “Core” refers to as ground sapphire cores (Rubicon Part # F107). “As Cut” refers to as cut wafers at [***] (Rubicon Part #s F303 and F312). “As

* [***]: Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED

BY RUBICON TECHNOLOGY, INC.

Ground” refers to as ground wafers at [***] (Rubicon Part #s F237 and F236). All Core, As Cut, and As Ground products are expressed in TIE volume and will also include any larger diameter sapphire material CWT purchases.

Rubicon may develop capacity to allow it to offer higher volumes of sapphire wafers and cores to CWT, and if it is able to do so, it will so notify CWT. The mixture of additional Core, As Cut, and As Ground units may vary depending on Rubicon’s capacity and CWT’s needs.

2.	Unless the parties agree on a different volume and/or mix, in which case the CWT purchase order will reflect the volume and mix agreed upon by the parties, CWT will issue a purchase order for 2008 within three days of supply agreement finalization for the amounts and mix of sapphire cores and wafers described in Paragraph 1 above, at the prices specified in Paragraph 3 below.

3.	The pricing details for 2008 are included in the following table.

Product	Part #s	Q1/Q2 08 Prices	Q3/Q4 08 Prices
[***]	F107	[***]	[***]
[***]	F303 F312	[***]	[***]
[***]	F236 F237	[***]	[***]
[***]	TBD	[***]	[***]
[***]	TBD	[***]	[***]
[***]	TBD	[***]	[***]
[***]	TBD	[***]	[***]

All payment amounts are due 30 days from the date of the invoice. Late payments will be subject to interest at 1% per month and CWT shall pay all costs incurred by Rubicon in collecting any amount due, including interest and Rubicon’s reasonable attorneys’ fees. If CWT terminates all or part of this Agreement, CWT will remain obligated to make full payment, in quarterly installments, based on the agreed-to volumes and product pricing, and subject to the payment terms described in Paragraph 3. Under no circumstances will Rubicon’s liability under this Agreement exceed amounts actually paid by CWT to Rubicon pursuant to this Agreement.

4.

The parties intend that Rubicon will grow sapphire material and supply sapphire core and non-polished wafer products to CWT and CWT will produce polished wafers from these products. Rubicon has the right to terminate this agreement immediately with no warning, and CWT will remain obligated to make full payment, in quarterly

CONFIDENTIAL TREATMENT REQUESTED

BY RUBICON TECHNOLOGY, INC.

installments, based on the agreed-to volumes and product pricing, and subject to the payment terms described in Paragraph 3 above, if CWT and/or UMC its affiliates, or any of their respective directors, officers, employees, directly or indirectly: (a) grows sapphire material; or (b) invests in, operates, controls, or manages any other company that grows sapphire.

Crystalwise Technology, Inc.

6F, No.24, Wen-Huah Rd, Hsin-chu Industry Park, Hsin-chu, 303, Taiwan R.O.C.

TEL: 886-3-5970212             FAX: 886-3-5971226

By:	/s/ Stan Hung
Stan Hung, Chairman

Rubicon Technology, Inc.

9931 Franklin Avenue, Franklin Park, Illinois 60131

TEL: 847-295-7000             FAX: 847-295-7555

By:	/s/ Raja Parvez
Raja Parvez, CEO

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